Summary Prospectus March 1, 2016

Franklin
MicroCap Value Fund

Franklin
Value Investors Trust

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2016, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class R6	Advisor Class
FRMCX	FMCVX	FVRMX

The Fund is currently closed to new investors, except certain Funds of Funds of Franklin Fund Allocator Series and new participants in employer sponsored retirement plans invested in the Fund as of February 19, 2013. For more information, please turn to "Fund Details - Franklin MicroCap Value Fund" beginning on page 62 of this Prospectus.

Investment Goal

High total return, of which capital appreciation and income are components.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 114 in the Fund's Prospectus and under “Buying and Selling Shares” on page 50 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class R6	Advisor Class
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.24%	None	None
Other expenses	0.21%	0.06%	0.21%
Acquired fund fees and expenses[1]	0.01%	0.01%	0.01%
Total annual Fund operating expenses	1.21%	0.82%	0.97%
Fee waiver and/or expense reimbursement[2]	-0.01%	-0.01%	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.20%	0.81%	0.96%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management as described above for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 690	$ 936	$ 1,201	$ 1,956
Class R6	$ 84	$ 262	$ 455	$ 1,014
Advisor Class	$ 98	$ 308	$ 535	$ 1,189

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8.64% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of microcap companies. For purposes of this investment strategy, the Fund considers microcap companies as companies with market capitalizations (share price times the number of shares of common stock outstanding) under $500 million at the time of purchase.

The Fund generally invests in equity securities of companies that the Fund’s investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. The equity securities bought by the Fund are typically purchased at a low price relative to book value. The Fund invests predominantly in common stocks. A stock price is undervalued, or is a “value,” when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. The Fund also may invest in equity real estate investment trusts (REITs).

The types of companies the Fund may invest in include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks or adverse events (turnarounds) or cyclical downturns, or that may be considered potential takeover targets.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Cyclical stocks in which the Fund may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Smaller and Microcap Companies   Securities issued by smaller companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans. The markets for securities issued by smaller companies also tend to be less liquid than the markets for securities issued by larger companies. The risks described above may be heightened for microcap companies.

Real Estate Investment Trusts (REITs)   A REIT's performance depends on the types, values and locations of the properties it owns and how well those properties are managed. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q2'09	26.98%
Worst Quarter:	Q4'08	-21.22%

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2015

	1 Year	5 Years	10 Years
Franklin MicroCap Value Fund - Class A
Return Before Taxes	-12.67%	6.54%	5.55%
Return After Taxes on Distributions	-15.17%	4.55%	4.00%
Return After Taxes on Distributions and Sale of Fund Shares	-5.14%	5.28%	4.53%
Franklin MicroCap Value Fund - Class R6	-6.94%	4.53%[1]	—
Franklin MicroCap Value Fund - Advisor Class	-7.10%	8.06%	6.43%
Russell 2000® Value Index (index reflects no deduction for fees, expenses or taxes)	-7.47%	7.67%	5.58%

1. Since inception May 1, 2013.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisory Services, LLC (Advisory Services)

Portfolio Managers

Bruce C. Baughman, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1995).

Donald G. Taylor, CPA   President and Chief Investment Officer of Advisory Services and portfolio manager of the Fund since 1996.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin MicroCap Value Fund

Investment Company Act file #811-05878
© 2016 Franklin Templeton Investments. All rights reserved.
189 PSUM 03/16	00070373